Exhibit 99.2

GMS Quarterly Review Fiscal Q4 2016

Safe Harbor and Basis of Presentation Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the prices, supply, and/or demand for products which we distribute; general economic and business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital and interest rates; adverse weather patterns or conditions; acts of cyber intrusion; variations in the performance of the financial markets, including the credit markets; and other factors described in the "Risk Factors" section in our Annual Report on Form 10-K for the fiscal year ended April 30, 2016, and in our other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of July 12, 2016. We undertake no obligation to update any of the forward looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to July 12, 2016. Use of Non-GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States. 2

GMS at a Glance

GMS Overview

- **#1 North American specialty distributor of interior construction products** [(1)]
  - 13% market share in wallboard
  - 14% market share in ceilings
- Critical link between suppliers and highly fragmented customer base
  - **20,000+ interior contractor customers**
- National scale with more than **185 branches across 41 states and the District of Columbia**
- **Broad product offering of 20,000+ SKUs** enabling GMS to be a one-stop-shop for the interior contractor
- **Substantial diversification across customers, geographies and end markets**
  - **Balanced mix of commercial and residential construction as well as new construction and R&R**

Net Sales Breakdown (FY 2016)



Other
$409mm
22%
Steel Framing
$281mm
15%
Ceilings
$297mm
16%
Wallboard
$871mm
47%
Residential
~40%
Commercial
~60%

National Scale Combined With Local Expertise



GMS Branch Locations

(1) Based on FY2015 results. Wallboard share based on volume. Ceilings share based on sales.

3

Multiple Levers to Drive Growth

Strong track record of executing profitable growth strategy

Organic Growth
- Continued Market Share Gains
- Greenfield Branch Openings

Strategic Acquisitions
- Strategic Acquisition Opportunities in Highly Fragmented Market

Market Growth
- End Market Recovery and Expansion

Margin Expansion
- Operating Leverage
- Operational Excellence

Net Sales (1)

($ in millions, April FYE)



5-yr CAGR: 16.1%
$881
$991
$1,162
$1,353
$1,570
$1,858
FY-11
FY-12
FY-13
FY-14
FY-15
FY-16
% Growth
NA
12%
17%
16%
16%
18%

Adjusted EBITDA (2)



5-yr CAGR: 50.8% (2)
$18
$32
$58
$87
$114
$8
$106
$150
$12
$138
FY-11
FY-12
FY-13
FY-14
FY-15
FY-16
% Margin
2.0%
3.3%
5.0%
6.4%
6.7%
7.4%

GMS Wallboard Market Share

10–'15 share gain: ~450 bps



8.6%
8.8%
9.4%
9.9%
11.1%
13.1%
CY2010
CY2011
CY2012
CY2013
CY2014 (3)
CY2015 (4)

(1) Net sales do not reflect net sales attributable to acquired entities for any period prior to their respective dates of acquisition.
(2) FY 2015 and FY 2016 Adj. EBITDA includes approximately $8.1 million and $12.1 million, respectively, from entities acquired in FY 2015 and FY 2016, respectively, for the period prior to their respective dates of acquisition. However, Adj. EBITDA margin and the 5 year CAGR exclude the impact of the entities acquired for the period prior to their respective dates of acquisition. For a reconciliation of Adj. EBITDA to Net Income (loss), the most directly comparable GAAP metric, see Appendix.
(3) Includes the wallboard volume from entities acquired in FY 2015 assuming they were acquired on January 1, 2014.
(4) Includes the wallboard volume from entities acquired in FY 2016 assuming that the entities were acquired on January 1, 2015.

4

Highly Fragmented Market with Significant Consolidation Opportunity

Given our employee-centric culture and track record in the industry, we are the acquirer of choice, positioning us to continue to drive growth through acquisitions

Acquisition Strategy

Industry Structure:

- **Large, highly fragmented industry comprised of ~400 competitors**
- Similar business operations enable efficient integration
- Limited number of scaled players

Acquisition Strategy:

- Criteria: leading capabilities in targeted new markets / increase existing network density / enhance strategic capabilities
- Fit GMS culture and platform
- Deliver scale benefits
- **Attractive purchase price multiples**
- Dedicated M&A team

Pipeline:

- ~73% of the market, or **~$8bn in sales**, comprised of smaller competitors representing **significant opportunity**
- Maintain active dialogue with many operators at any given time

Recent GMS Acquisitions

Target	Date	Rationale
M.R.Lee Building Materials	April 2016	Strategic entrance into Chicago area commercial market Highly respected management team and excellent brand name Excellent cultural fit
Robert N. Karpp Co. Inc. Building Materials	February 2016	Marquee expansion into New England Strong presence in both commercial and residential markets Strong brand name
PHD	February 2016	Expansion into metropolitan Chicago area's residential market Strong cultural fit
Gypsum Supply Company	January 2016	Strategic entrance into Michigan and Northwestern Ohio Significant scale; excellent market share in Western Michigan High-quality senior management team
Hathaway & Sons Building Materials	November 2015	Bolsters J&B footprint with location servicing the Coachella Valley Major logistical savings; allows existing Perris, CA location to focus on core market Leverages existing J&B salesforce for incremental growth opportunities
Badgerland Supply	November 2015	Expansion into Wisconsin and Northern Illinois Strong regional presence with good market share Strong senior management team
Tri-Cities Drywall & Supply	September 2015	Key logistical play for GTS Interior Supply platform in South-central Washington Excellent growth available from product line expansion (Acoustical Ceilings, Steel Studs & Track)

GMS
GYPSUM MANAGEMENT & SUPPLY

5

Record Fiscal Q4 2016 and FY 2016 Sales

GMS continues to outpace construction end market expansion

Fiscal Q4 2016 Net Sales (1)



Net Sales ($ mm)
$600
$400
$200
$0
+30.3% YOY
$527.2
$404.5
$88.2
$26.2
+16.0% Base
Business YOY
$439.0
$378.3
Fiscal Q4 2015
Fiscal Q4 2016
Base Business
Acquisitions

FY 2016 Net Sales (1)



Net Sales ($ mm)
$2,000
$1,500
$1,000
$500
$0
+18.3% YOY
$1,570.1
$1,858.2
$215.8
$44.4
+7.6% Base
Business YOY
$1,525.7
$1,642.4
FY 2015
FY 2016
Base Business
Acqusitions

Fiscal Q4 2016 Performance

($ in millions)	Fiscal Q4 FY15	Fiscal Q4 FY16	YOY Growth	Base Business (2)
Wallboard Volume (MSF)	600	816	36.0%	18.9%
Wallboard Price ($/'000 Sq. Ft.)	$ 315	$ 305	(3.2%)	
Net Sales				
Wallboard	$ 189.0	$ 248.8	31.6%	16.7%
Ceilings	69.4	78.2	12.6%	6.4%
Steel Framing	58.5	77.8	33.0%	16.9%
Other Products	87.6	122.4	39.8%	22.4%
Total Net Sales	**$ 404.5**	**$ 527.2**	**30.3%**	**16.0%**

FY 2016 Performance

($ in millions)	Fiscal Q4 YTD FY15	Fiscal Q4 YTD FY16	YOY Growth	Base Business (2)
Wallboard Volume (MSF)	2,328	2,843	22.1%	9.9%
Wallboard Price ($/'000 Sq. Ft.)	$ 309	$ 306	(0.7%)	
Net Sales				
Wallboard	$ 718.1	$ 871.0	21.3%	9.7%
Ceilings	278.7	297.1	6.6%	3.1%
Steel Framing	243.2	281.3	15.7%	3.2%
Other Products	330.1	408.8	23.9%	10.5%
Total Net Sales	**1,570.1**	**1,858.2**	**18.3%**	**7.6%**

Completed three acquisitions in Fiscal Q4 2016 and seven in FY 2016

(1) Net sales do not reflect net sales attributable to acquired entities for any period prior to their respective dates of acquisition.
(2) When calculating our "base business" results, we exclude any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year.

GMS
GYPSUM MANAGEMENT & SUPPLY

6

Continued Margin Expansion in Fiscal Q4 2016 and FY 2016 7 Gross Profit ($ mm) Fiscal Q4 2016 Adjusted Gross Profit & Margin (1) (5) Adj. EBITDA ($ mm) Fiscal Q4 2016 Adjusted EBITDA (2) Gross Profit ($ mm) FY 2016 Adjusted Gross Profit & Margin (1) Tailored investments in yard support center, IT and branch talent to support expanding activity are paying off $29.8 (5) Adj. EBITDA ($ mm) FY 2016 Adjusted EBITDA (2) $113.9 Excludes cost of sales impact of purchase accounting adjustments. See page 15 for GAAP metric. Fiscal Q4 2015, FY 2015, Fiscal Q4 2016 and FY 2016 Adj. EBITDA includes approximately $1.0 million, $8.1 million, $0.1 million, and $12.1 million, respectively, from entities acquired in FY 2015 and FY 2016, respectively, for the period prior to their respective dates of acquisition. However, Adj. EBITDA margin excludes the impact of the entities acquired for the period prior to their respective dates of acquisition. For a reconciliation of Adj. EBITDA to Net Income (loss), the most directly comparable GAAP metric, see Appendix. $43.7 +32.0% YOY Margin(2): 7.1% 8.3% Margin(2): 6.7% 7.4%

Attractive Capital Structure Pro forma leverage of ~3.2x Net Debt / LTM Adj. EBITDA as of 4/30/16, after use of net proceeds from IPO together with cash on hand to pay off $160 million Second Lien Term Loan Continued improvement in credit metrics from 6.0x Net Debt / LTM Adj. EBITDA as of 4/30/14 and 4.9x as of 4/30/15 There remains a significant degree of liquidity in the business, with $19 million of cash on hand and an additional $187 million undrawn on the ABL facility as of 4/30/16 Commentary Leverage Summary Net Debt / Adjusted EBITDA Note: Fiscal year end April 30. 8 ($ mm) 4/30/14 4/30/15 4/30/16 4/30/16 FYE FYE FYE PF Cash $33 $12 $19 $16 US Asset-Based Revolver - 17 102 102 First Lien Term Loan 390 386 382 382 Second Lien Term Loan 160 160 160 - Capital Lease and Other 2 10 14 14 Total Debt $552 $573 $658 $498 LTM PF Adj. EBITDA $87 $114 $150 $150 Total Debt / LTM Adj. EBITDA 6.3x 5.0x 4.4x 3.3x Net Debt / LTM Adj. EBITDA 6.0x 4.9x 4.3x 3.2x 6.0x 4.9x 4.3x 3.2x 4/30/14 4/30/15 4/30/16 4/30/16 PF

Appendix

Summary Quarterly Financials

Quarterly Financials

($ in millions) (Unaudited)	1Q15	2Q15	3Q15	4Q15	FY15	1Q16	2Q16	3Q16	4Q16	FY16
Wallboard Volume (MSF)	578	613	537	600	2,328	681	700	646	816	2,843
Wallboard Price ($ / '000 Sq. Ft.)	$ 307	$ 305	$ 307	$ 315	$ 309	$ 310	$ 306	$ 305	$ 305	$ 306
Wallboard	$ 177	$ 187	$ 165	$ 189	$ 718	$ 211	$ 214	$ 197	$ 249	$ 871
Ceilings	72	74	63	69	279	79	75	65	78	297
Steel framing	64	65	56	58	243	67	70	66	78	281
Other products	82	87	74	88	330	95	99	92	122	409
Net sales	394	413	358	404	1,570	452	458	420	527	1,858
Cost of sales (exclusive of depreciation and amortization shown separately below)	280	287	246	278	1,091	312	314	286	353	1,265
Gross profit	115	126	112	126	479	141	144	134	174	593
Operating expenses:										
Selling, general and administrative expenses	96	99	98	103	396	110	114	112	133	470
Depreciation and amortization	17	16	16	16	64	16	15	16	17	64
Total operating expenses	113	115	113	119	460	126	130	128	150	534
Operating income (loss)	2	11	(1)	7	19	15	14	6	24	59
Other (expense) income:										
Interest expense	(9)	(9)	(9)	(9)	(36)	(9)	(9)	(9)	(9)	(37)
Change in fair value of financial instruments	-	-	(2)	-	(2)	-	-	-	(0)	(0)
Other income, net	1	0	0	0	2	1	0	1	2	4
Total other (expense), net	(9)	(9)	(11)	(8)	(37)	(9)	(9)	(9)	(7)	(34)
Income (loss) from continuing operations, before tax	(7)	2	(12)	(2)	(18)	6	5	(3)	17	25
Income tax expense (benefit)	(1)	(0)	(1)	(4)	(7)	3	3	(1)	8	13
Net income (loss)	(6)	3	(11)	2	(12)	3	3	(2)	9	13
Weighted average shares outstanding:										
Basic	32,342	32,413	32,499	32,551	32,450	32,677	32,738	32,891	32,893	32,799
Diluted	32,342	32,413	32,499	32,684	32,450	32,831	32,898	32,891	33,155	33,125
Net income (loss) per share:										
Basic	$ (0.17)	$ 0.08	$ (0.34)	$ 0.07	$ (0.36)	$ 0.09	$ 0.09	$ (0.07)	$ 0.27	$ 0.38
Diluted	$ (0.17)	$ 0.08	$ (0.34)	$ 0.07	$ (0.36)	$ 0.09	$ 0.09	$ (0.07)	$ 0.27	$ 0.38

Note: Fiscal year end April 30.

GMS GYPSUM MANAGEMENT & SUPPLY

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Quarterly Sales Note: Fiscal year end April 30. When calculating our “base business” results, we exclude any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year. Quarterly business days for FY17 are 63, 65, 63 and 63 for 1Q17, 2Q17, 3Q17 and 4Q17, respectively. Includes greenfields, which we consider extensions of “base business.” 11 ($ in millions) 1Q15 2Q15 3Q15 4Q15 FY15 1Q16 2Q16 3Q16 4Q16 FY16 (Unaudited) Base Business (1) 394 $ 406 $ 347 $ 378 $ 1,526 $ 415 $ 420 $ 369 $ 439 $ 1,642 $ Acquisitions 7 11 26 44 38 38 52 88 216 Total Net Sales 394 $ 413 $ 358 $ 404 $ 1,570 $ 452 $ 458 $ 420 $ 527 $ 1,858 $ Business Days (2) 64 65 61 64 254 64 64 61 65 254 Net Sales by Business Day 6.2 $ 6.4 $ 5.9 $ 6.3 $ 6.2 $ 7.1 $ 7.2 $ 6.9 $ 8.1 $ 7.3 $ Base Business Branches (3) 141 143 143 143 143 143 145 146 148 148 Acquired Branches 2 5 6 13 13 13 14 32 38 38 Total Branches 143 148 149 156 156 156 159 178 186 186

Quarterly Net Income to Adjusted EBITDA

GAAP Adjusted EBITDA Reconciliation

($ in 000s) (Unaudited)		1Q15	2Q15	3Q15	4Q15	FY15	1Q16	2Q16	3Q16	4Q16	FY16
Net Income (Loss)		$ (5,548)	$ 2,728	$ (11,013)	$ 2,136	$ (11,697)	$ 3,011	$ 2,825	$ (2,212)	$ 8,940	$ 12,564
Add: Income Tax Expense		(1,239)	(266)	(1,458)	(3,663)	(6,626)	2,855	2,623	(819)	7,925	12,584
Less: Discontinued Operations, net of tax		-	-	-	-	-	-	-	-	-	-
Less: Interest Income		(305)	(244)	(238)	(223)	(1,010)	(230)	(208)	(247)	(243)	(928)
Add: Interest Expense		9,137	9,226	9,162	8,871	36,396	9,257	9,260	9,473	9,428	37,418
Add: Depreciation Expense		9,284	8,097	7,628	7,199	32,208	7,273	6,465	6,469	6,460	26,667
Add: Amortization Expense		7,560	7,714	7,885	8,798	31,957	8,792	8,797	9,540	10,419	37,548
EBITDA		$ 18,889	$ 27,255	$ 11,966	$ 23,118	$ 81,228	$ 30,958	$ 29,762	$ 22,204	$ 42,929	$ 125,853
Adjustments											
Stock appreciation rights expense (benefit)	(A)	451	663	391	763	2,268	594	692	337	365	1,988
Redeemable noncontrolling interests	(B)	455	452	249	703	1,859	554	451	167	(292)	880
Equity-based compensation	(C)	1,864	1,586	1,659	1,346	6,455	498	863	728	610	2,699
AEA transaction related costs	(D)	492	345	-	-	837	-	-	-	-	-
Severance costs and discontinued operations	(E)	-	163	100	150	413	557	824	52	(1,054)	379
Transaction costs (acquisition and other)	(F)	-	119	157	1,615	1,891	415	1,340	1,057	939	3,751
Loss (gain) on disposal of assets		450	77	312	250	1,089	(25)	305	(205)	(720)	(645)
AEA management fee	(G)	562	563	562	563	2,250	562	563	562	563	2,250
Effects of fair value adjustments to inventory	(H)	4,486	-	260	266	5,012	-	-	786	223	1,009
Interest rate swap / cap mark-to-market	(I)	-	-	2,494	-	2,494	-	-	-	19	19
Contributions from acquisitions	(J)	2,636	3,023	1,400	1,005	8,064	4,896	4,991	2,073	132	12,093
Total Add-Backs		$ 11,396	$ 6,991	$ 7,584	$ 6,661	$ 32,632	$ 8,051	$ 10,029	$ 5,557	$ 785	$ 24,423
Adjusted EBITDA		$ 30,285	$ 34,246	$ 19,550	$ 29,779	$ 113,860	$ 39,009	$ 39,791	$ 27,761	$ 43,714	$ 150,276

Commentary

A. Represents non-cash compensation expenses related to stock appreciation rights agreements

B. Represents non-cash compensation expense related to changes in the redemption values of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of stock options

D. Represents non-recurring expenses related specifically to the AEA acquisition of GMS

E. Represents severance and other costs for discontinued operations and branch closures

F. One-time costs related to the anticipated offering and acquisitions (other than the AEA acquisition) paid to third party advisors

G. Represents management fees paid to AEA, which were discontinued after the IPO

H. Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value, primarily related to the AEA acquisition

I. Mark to market adjustments for certain financial instruments

J. Full year (i.e. predecessor) pro forma impact of acquisitions made during FY 2015 and FY 2016

GMS
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12

Quarterly Cash Flows

($ in millions)	Historical									
(Unaudited)	1Q15	2Q15	3Q15	4Q15	FY15	1Q16	2Q16	3Q16	4Q16	FY16
Net income (loss)	$ (5.5)	$ 2.7	$ (11.0)	$ 2.1	$ (11.7)	$ 3.0	$ 2.8	$ (2.2)	$ 8.9	$ 12.6
Non-cash changes	11.1	17.7	26.2	24.5	79.6	(2.6)	17.2	12.2	35.4	62.2
Changes in primary working capital components:										
Trade accounts and notes receivable	(24.2)	(10.8)	26.8	(3.4)	(11.6)	(21.8)	(2.1)	25.8	(29.2)	(27.3)
Inventories	(1.6)	(5.1)	(5.5)	7.6	(4.6)	0.4	(0.6)	(0.0)	(0.4)	(0.7)
Accounts payable	10.3	(3.0)	(26.9)	16.0	(3.7)	2.7	(1.2)	(15.6)	15.2	1.1
Cash provided by (used in) operating activities	**(9.9)**	**1.5**	**9.6**	**46.8**	**48.0**	**(18.4)**	**16.1**	**20.2**	**29.8**	**47.7**
Purchases of property and equipment	(3.7)	(5.6)	(1.7)	(2.9)	(13.9)	(1.5)	(1.2)	(1.3)	(3.7)	(7.7)
Proceeds from sale of assets	0.4	1.0	1.2	1.2	3.8	0.4	5.7	0.7	3.1	9.8
Purchase of financial instruments	-	(4.6)	-	-	(4.6)	-	-	-	-	-
Acquisitions of businesses, net of cash acquired	-	(13.9)	(4.7)	(48.1)	(66.7)	-	(0.9)	(82.9)	(29.9)	(113.6)
Cash (used in) provided by investing activities	**(3.3)**	**(23.2)**	**(5.1)**	**(49.9)**	**(81.5)**	**(1.0)**	**3.6**	**(83.5)**	**(30.5)**	**(111.4)**
Cash provided by (used in) financing activities	**(2.1)**	**11.6**	**(4.2)**	**7.8**	**13.1**	**20.3**	**(23.5)**	**61.3**	**12.4**	**70.5**
Increase (decrease) in cash and cash equivalents	(15.3)	(10.1)	0.3	4.7	(20.4)	0.9	(3.8)	(2.0)	11.7	6.8
Balance, beginning of period	32.7	17.4	7.3	7.6	32.7	12.3	13.2	9.4	7.4	12.3
Balance, end of period	**$ 17.4**	**$ 7.3**	**$ 7.6**	**$ 12.3**	**$ 12.3**	**$ 13.2**	**$ 9.4**	**$ 7.4**	**$ 19.1**	**$ 19.1**
Supplemental cash flow disclosures:										
Cash paid for income taxes	$ 0.5	$ 8.4	$ 0.5	$ 6.7	$ 16.1	$ 4.5	$ 9.7	$ 8.0	$ 3.9	$ 26.1
Cash paid for interest	$ 5.3	$ 10.0	$ 8.3	$ 8.1	$ 31.7	$ 7.9	$ 8.6	$ 8.3	$ 9.8	$ 34.6

GMS
GYPSUM MANAGEMENT & SUPPLY

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EBITDA Adjustments Table 14 Excludes Contributions from Acquisitions (1) (Unaudited) ($ in millions) 1Q15 2Q15 3Q15 4Q15 FY2015 1Q16 2Q16 3Q16 4Q16 FY2016 Gross Profit - Reported 114.9 $ 125.8 $ 112.0 $ 126.2 $ 479.0 $ 140.9 $ 143.9 $ 134.2 $ 174.2 $ 593.2 $ Adjustments Inventory Fair Value 4.5 - 0.3 0.3 5.0 - - 0.8 0.2 1.0 Gross Profit - Adjusted 119.4 $ 125.8 $ 112.3 $ 126.5 $ 484.0 $ 140.9 $ 143.9 $ 134.9 $ 174.4 $ 594.1 $ SG&A - Reported 96.3 $ 98.8 $ 97.8 $ 103.3 $ 396.2 $ 110.2 $ 114.4 $ 112.2 $ 133.2 $ 470.0 $ Adjustments Stock Appreciation Rights Expense (0.5) (0.7) (0.4) (0.8) (2.3) (0.6) (0.7) (0.3) (0.4) (2.0) Redeemable Noncontrolling Interests (0.5) (0.5) (0.2) (0.7) (1.9) (0.6) (0.5) (0.2) 0.3 (0.9) Equity-Based Compensation (1.9) (1.6) (1.7) (1.3) (6.5) (0.5) (0.9) (0.7) (0.6) (2.7) Acquisition Related Costs (0.5) (0.3) - - (0.8) - - - - - Severance & Disc. Ops - (0.2) (0.1) (0.2) (0.4) (0.6) (0.8) (0.1) (0.1) (1.6) Transaction Costs - (0.1) (0.2) (1.6) (1.9) (0.4) (1.3) (1.1) (0.9) (3.8) Gain / Loss on Disposal of Assets (0.5) (0.1) (0.3) (0.3) (1.1) 0.0 (0.3) 0.2 0.7 0.6 AEA Management Fee (0.6) (0.6) (0.6) (0.6) (2.3) (0.6) (0.6) (0.6) (0.6) (2.2) SG&A - Adjusted 92.0 $ 94.8 $ 94.3 $ 97.9 $ 379.1 $ 107.1 $ 109.3 $ 109.5 $ 131.6 $ 457.6 $ EBITDA Adjustments Stock Appreciation Rights Expense 0.5 $ 0.7 $ 0.4 $ 0.8 $ 2.3 $ 0.6 $ 0.7 $ 0.3 $ 0.4 $ 2.0 $ Redeemable Noncontrolling Interests 0.5 0.5 0.2 0.7 1.9 0.6 0.5 0.2 (0.3) 0.9 Equity-Based Compensation 1.9 1.6 1.7 1.3 6.5 0.5 0.9 0.7 0.6 2.7 Acquisition Related Costs 0.5 0.3 - - 0.8 - - - - - Severance & Disc. Ops - 0.2 0.1 0.2 0.4 0.6 0.8 0.1 (1.1) 0.4 Transaction Costs - 0.1 0.2 1.6 1.9 0.4 1.3 1.1 0.9 3.8 Gain / Loss on Disposal of Assets 0.5 0.1 0.3 0.3 1.1 (0.0) 0.3 (0.2) (0.7) (0.6) AEA Management Fee 0.6 0.6 0.6 0.6 2.3 0.6 0.6 0.6 0.6 2.2 Inventory Fair Value 4.5 - 0.3 0.3 5.0 - - 0.8 0.2 1.0 Interest Rate Swap - - 2.5 - 2.5 - - - 0.0 0.0 Total Add-backs 8.8 $ 4.0 $ 6.2 $ 5.7 $ 24.6 $ 3.2 $ 5.0 $ 3.5 $ 0.7 $ 12.3 $

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